Bank of America Financials Conference November 2013 Exhibit 99.1

Safe Harbor Statement

Forward-Looking Statements
Information in this presentation contains forward-looking statements.  Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-
looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,”
“believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,”
“expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved.
We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs.
There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (7) projected population and income growth in our targeted market areas; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

The Capital Bank Story
Building Premier Commercial Lending Platform
Remixing Deposits, Driving Down Costs
Earnings Leveraged to Resolving Legacy Loans
Driving Towards 1.0% ROA
Targeting Low Double-digit ROTCE
ROA = Return on Assets  ROTCE = Return on Tangible Common Equity.

Significant Upside Potential vs. Selected Peers
Projected
Population
Assets ($ bn) Growth ROAA TCE ROTCE P/TBV
BankUnited 14.3 3.4% 1.59% 12.8% 12% 1.7
BancorpSouth 12.9 3.3% 0.77% 9.4% 9% 1.8
IBERIABANK 13.1 3.9% 0.72% 8.6% 9% 1.6
Trustmark 11.8 1.3% 1.12% 8.0% 15% 2.0
United Bankshares 8.5 1.4% 1.05% 7.8% 14% 2.4
Pinnacle 5.4 7.8% 1.10% 9.0% 13% 2.4
Average 11.0 3.5% 1.06% 9.3% 12% 2.0
Capital Bank 6.6 4.8% 0.69% 14.8% 5% 1.2
Peers selected based on Southeast presence and asset size.  Data as of 3Q13, P/TBV as of 11/6/2013.  Source:  SNL.

Winston-Salem
Raleigh
Knoxville
Nashville
Charlotte
Columbia
Charleston
AL
GA
TN
SC
FL
Atlan
tic
Oce
an
Gulf of
Mexico
Naples
Miami

The Capital Bank Story

Core ROAA
From ‘blind pool’ to $6.6 billion ‘strategic’ bank in three years
See reconciliation of non-GAAP measures in appendix.
Source:  SNL Financial
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
2010 2011 2012 1Q13 2Q13 3Q13 Target

TIB Financial Corp

Capital Bank

GreenBankshares, Inc.

Southern Community Financial Corporation

First National Bank

Metrobank

Turnberry Bank

CAPITAL BANK FINANCIAL CORP

Seven Acquisitions, One Bank
Merged all acquisitions into single
national charter:  Capital Bank, NA
Integrated onto single scalable
processing platform
Branded all retail stores Capital Bank
Centralized all back-office functions
Rolled out uniform products, pricing, and
management practices across the
footprint
Established a common culture of
performance, accountability, and
compliance

Generating New Loans Organically

$ in millions
Non-legacy loans are up 37% year-to-
date, as we have built new
relationships with commercial and
consumer borrowers
New loan originations up 68% y/y to
$291 mm in 3Q13
As originations continue to grow and
resolutions decline over time, strong
portfolio growth should emerge
Originated Loan Portfolio
-
500
1,000
1,500
2,000
2,500
12/31/10 12/31/11 12/31/12 9/30/13

Improving Lender Productivity

Number of commercial bank salespersons
Our goal is to create a premier
commercial lending platform for
Southeastern middle-market and small
businesses
We “topgrade” the salesforce by
recruiting experienced lenders to
supplement the existing team
23% Y/Y increase in commercial loan production
44
41
35
30
16
25
26
31
0
10
20
30
40
50
60
70
4Q12 1Q13 2Q13 3Q13
New Hires Legacy Employees

Building Diversified Book of Strong Credits

Originated commercial loan portfolio as of
9/30/2013, by borrower industry
Excludes all acquired loans.
We are calling on some
of the strongest middle
market businesses in the
Southeast, across a wide
range of industries
We’re focused on quality:
At September 30, 2013,
total non-accruals were
only 0.5% of our newly
originated book
Participations account for
less than 15% of newly
originated loans, and we
only participate when we
have direct relationships
with the issuer’s
management
Retail Trade
16%
Other Services
15%
Manufacturing
15%
Construction /
Real Estate
12%
Wholesale Trade /
Transportation /
Warehousing
10%
Accommodation
and Food Services
6%
Health Care and
Social Assistance
6%
Finance and
Insurance
5%
Arts,
Entertainment, and
Recreation
5%
Other
10%

Aggressively Resolving Problem Loans

Year-to-date, we’ve reduced the Special
Assets portfolio by 28%
Legacy credit expense down 36% y/y
Special Assets*
$ in mms
*Net of charge-offs, prior to marks.  Reflects addition of Southern Community in 4Q12.
-
200
400
600
800
1,000
1,200
3Q12 4Q12 1Q13 2Q13 3Q13
779
895
1,085
986
854
-28%

Remixing Core Deposits to Drive Down Costs

Core Deposit Mix
We’re building a quality deposit franchise with a focus on low-cost funds and sticky relationships
Capital Bank is 97% deposit funded
70% of total deposits are core deposits
Deposit Costs vs. Peers
Noninterest
Checking
25%
Interest
Checking
35%
Savings /
MMDA
40%
0.39%
0.25%
0.15%
0.14%
0.14%
2011 2012 1Q13 2Q13 3Q13
CBF Core Average Peer Core

Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13

Steadily Growing Checking Accounts

Sequential change in total checking accounts
Excludes addition of checking accounts from Southern Community in October 2012.
We believe checking accounts are the
lowest-cost and stickiest source of funds
Our consumer bank leadership team
drives performance through
measurement, coaching, and incentives
Checking accounts now growing steadily
following scrubbing of dormant and
unprofitable accounts
(1,500)
(1,000)
(500)
-
500
1,000

Third Quarter Highlights

Reported GAAP net income of $11.4 mm, or $0.22 per diluted share
Reported record core net income of $12.7 mm, or $0.24 per diluted share, up 49% y/y
Core ROAA improved to 0.76%, up from 0.56% in 3Q12
Originations up 68% y/y to $291 mm
NIM expanded to 4.45%, with the cost of deposits falling sequentially from 0.43% to 0.38%
Repurchased $13 mm of stock at weighted average price of $21.50 per share
Strongly capitalized with 14.5% tier 1 leverage
TBV per share improved to $18.33 primarily on re-estimation of Southern Community day one loan mark
Fully marked TBV per share $20.67
See reconciliation of non-GAAP measures in appendix.

6/30/2013
Originations
CRE Payoffs
Special Assets
Other Paydowns
9/30/2013

Portfolio Growth Impacted by Paydowns

The loan portfolio declined by $122
mm during 3Q13
Commercial real estate payoffs
declined to $79 mm from $114 mm in
2Q
Collections and foreclosures on
Special Assets loans totaled $76 mm
Loan Portfolio*
CRE Concentration
*Carrying value.  **As of 6/30/2010, prior to purchase accounting.
$ in mms
Other Paydowns
$ in mms
4,599
4,477
291
-79
-76
-259
49%
35%
31%
29%
2010** 2011 2012 3Q13
C&I Payoffs
41%
C&I
Paydowns
25%
Resi /
HELOC
25%
Consumer /
Other
9%

4.32%
4.45%
2Q13
Loans
Liquidity
Funding Costs
3Q13

NIM Improves Sequentially

The net interest margin expanded by 13
bps in the quarter, as lower yields on
loans were more than offset by lower
deposit costs and higher securities yields
Loan yields were steady as the effect of
originating new loans at lower yields was
offset by additional accretion on the
legacy portfolio
Net Interest Margin
Yields
6.28%
6.12%
6.25%
5.96%
5.93%
4.52%
4.27%
4.38%
3.98% 3.98%
1.63%
1.28%
1.43%
1.40%
1.50%
3Q12 4Q12 1Q13 2Q13 3Q13
All Loans
New Loans
Investments

Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13

Consistent Asset Sensitive Positioning

Cumulative 2-year Net Interest Income Change*
Capital Bank has remained consistently asset sensitive over the last 18 months
Asset duration reflects moderate duration in securities portfolio and high proportion of variable rate loans
Liability duration reflects core deposit balances and long terms on legacy CDs
* Bank level, does not include TRUPs.
Source:  Capital Bank ALCO model as of September 30, 2013
Economic
Value*
($ bn)
Effective
Duration
Investments 1.2             3.1
Loans 4.6             0.9
Other Assets 0.9             NA
Total Assets 6.8             1.2
Core Deposits 3.7             3.0
CDs 1.6             1.3
Borrowings 0.1             2.4
Other liabilities 0.1             NA
Total Liabilities 5.4             2.5
-15%
-10%
-5%
0%
5%
10%
15%
20%
+ 300 b.p. -100 b.p.

Core Noninterest Income Rises Y/Y

Excluding FDIC asset accretion, core
noninterest income increased by $1.4
mm sequentially and $3.0 mm y/y
Deposit service charges, debit fees,
and wealth management revenues
were up y/y reflecting slow but steady
progress on the part of the consumer
bank
Mortgage fees declined slightly due to
higher interest rates. Secondary
mortgage loans originated declined
from $58 mm in 2Q to $41 mm in 3Q
Core Noninterest Income
$ in mms
See reconciliation of non-GAAP measures in appendix.
12.8
15.1
13.1
14.4
15.8
-5
0
5
10
15
20
25
3Q12 4Q12 1Q13 2Q13 3Q13
FDIC indemnification asset (IA)
Non-core adjustments
Core noninterest income, ex FDIC IA
$ in mms
3Q12 2Q13 3Q13
Services charges on deposits 5.1          6.3          6.0
Debit card income 2.4          3.0          2.9
Fees on mortgage loans sold 1.6          1.6          1.5
Investment advisory and trust fees 0.3          0.4          0.7
Other 3.4          3.1          4.7
Total 12.8        14.4        15.8
FDIC indemnification asset 0.9          (1.1)         (0.5)
Total core noninterest income 13.6        13.3        15.3

Keeping Expenses Contained

Total noninterest expense is down 15% over the last year, back to pre-Southern Community levels
Noninterest Expense
$ in mms
See reconciliation of non-GAAP measures in appendix.
Legacy Credit Expense
46
53
50
51
52
3Q12 4Q12 1Q13 2Q13 3Q13
Non-core adjustments
REO expense
Core non-interest expense, before REO
69 69
61
59 59
-15%
15.7
12.0
10.0
3Q12 2Q13 3Q13
-36%

Illustrative Roadmap to Higher ROTCE

We are targeting low double-digit
ROTCE, consistent with peers
We are working to improve ROA by
generating positive loan portfolio
growth, resolving legacy problem loans,
improving fee income, and managing
costs
We plan to deploy excess capital over
time through acquisitions and/or by
returning to investors
We are targeting a tier 1 ratio of
approximately 8% once our operating
agreement expires
We may issue perpetual preferreds to
optimize regulatory capital, consistent
with guidance
0%
2%
4%
6%
8%
10%
12%
14%
16%
3Q13 Core
ROTCE
Improve
ROAA to
1%
Deploy
excess
capital to
10%
leverage
ratio
Target 8%
leverage
ratio
Optimize
Preferred
Fully
Deployed
ROTCE
Peer Average 3Q13:  13%

The Capital Bank Story
Building Premier Commercial Lending Platform
Remixing Deposits, Driving Down Costs
Earnings Leveraged to Resolving Legacy Loans
Driving Towards 1.0% ROA
Targeting Low Double-digit ROTCE
ROA = Return on Assets  ROTCE = Return on Tangible Common Equity.  See appendix for core reconciliation.

Appendix 21

Fully-Marked Tangible Book Value, TCE, and ROTCE
$ in millions
Fair Value
Carrying
Value Difference
Financial Assets 6,075      5,877      199
Financial Liabilities 5,434      5,432      2
Net  641         444         197
Net, net of tax affect 123
Plus tangible book value 961
Fully-marked tangible book value 1,084
Shares outstanding 52.4
Fully marked TBV / share $20.67
See note 14 to the financial statements.
TCE Ratio Calculation ROTCE Calculation
$ millions $ millions
3Q13 3Q13
Tangible Common Equity 951         Net Income 11
Tangible Assets 6,444      Tangible Common Equity 951
TCE Ratio 14.8% ROTCE 5%
TCE Calculation
Shareholders' equity 1,108
Less:  Preferred stock -
Less:  Goodwill and intangible assets, net (157)
Tangible common shareholders' equity 951
September 30,2013

Tangible and Fully-marked Tangible Book Value

The methods and assumptions used to estimate fair value of financial instruments are described as follows:
Carrying amount is the estimated fair value for cash and cash equivalents, receivable from FDIC, derivatives, noncontractual demand deposits and certain short-term borrowings. As it is not practicable to determine the fair value of Federal Reserve, Federal Home Loan Bank stock, indemnification asset and other bankers’ bank stock due to restrictions placed on transferability, the estimated fair value is equal to their carrying amount. Security fair values are based on market prices or dealer quotes, and if no such information is available, on the rate and term of the security and information about the issuer including estimates of discounted cash flows when necessary. For fixed rate loans or contractual deposits and for variable rate loans or deposits with infrequent repricing or repricing limits, fair value is based on discounted cash flows using current market rates applied to the estimated life, adjusted for expected credit risk. Fair values for impaired loans are estimated using discounted cash flow analysis or underlying collateral values. Fair value of long-term debt is based on current rates for similar financing.
The fair value of off-balance sheet items that includes commitments to extend credit to fund commercial, consumer, real estate construction and real estate-mortgage loans and to fund standby letters of credit is considered nominal.
The most significant difference between carrying value and estimated fair value of financial instruments is the differential between the carrying value and estimated fair value of our loan portfolio. As described in Note 14 to the Company’s Consolidated Financial Statements
for the period ending September 30, 2013, the estimated fair value of loans exceeded their carrying value by approximately $198.3 million.
This difference arises as acquired loans were initially recorded at acquisition date fair values which incorporated management’s expectation of lifetime credit losses. As our loan cash flow expectations and experience has generally improved from our original expectations and the market interest rates for similar instruments have generally declined, our estimates of fair value have increased. These estimates utilize discounted cash flows as a primary valuation approach incorporating collateral value, prepayment and credit risk (including consumer credit scores where applicable) along with the LIBOR/Swap curve for market interest rates. For loans with higher credit risk ratings, incremental spreads were added for credit and liquidity factors. Estimated fair values for commercial loans were determined using syndicated loan prices and spreads, survey data from the Federal Reserve e2 release, and rated corporate bonds. The Company’s internal risk ratings were mapped to the Federal Reserve e2 and Moody’s rating categories. Estimated fair values for commercial real estate loans also incorporated commercial mortgage backed security securitization prices and spreads. Estimated fair values for consumer loans were determined using product-specific survey rate data from a leading provider of financial information. Estimated fair values for residential mortgage loans were determined using mortgage backed security option-adjusted spreads, with incremental spreads added credit and liquidity. Credit spreads were sourced from third party survey data of mortgage banking activities from a leading provider of financial information.

Tangible Book Value

(In thousands, except per share data)
September 30, 2013
Total common shareholders' equity $1,107,825
Intangibles, net of taxes (147,061)
Tangible book value $960,764
Common shares outstanding
52,419
Tangible book value per share $18.33
* Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

Reconciliation of Core Noninterest Income / Expense

$ in millions
Core non Interest Income 3Q13 2Q13 1Q13 4Q12 3Q12
Net interest income $65.4 $65.4 $67.1 $67.7 $60.3
Reported non interest income 15.3 13.5 10.9 15.4 20.3
(-)Securities / Purchase Gains (0.1) 0.2 – 0.0 4.9
(-)Insurance settlement gain – – – 1.8
Core non interest income $15.3 $13.3 $10.9 $15.4 $13.6
Reported non interest expense $59.3 $59.4 $61.3 $68.7 $69.4
(-) Conversion expenses 0.0 0.1 0.0 2.4 4.2
(-) Stock compensation 1.1 1.4 1.6 3.8 4.2
(-) Extinguishment debt (0.4) – 0.3 – 2.9
(-) CVR Valuation (0.8) 0.4 2.9 0.4 (0.1)
(-) Insurance settlement expense – – – – 1.8
(-) Intangible impairment – – – 0.2 –
(-) Legal fees (0.0) 0.0 0.1 0.1 0.5
Core non interest expense $59.3 $57.5 $56.4 $61.8 $55.9
*Core fee ratio 19.0% 16.9% 14.0% 18.6% 18.6%
**Core efficiency ratio 73.5% 73.1% 72.3% 74.4% 75.5%
*Core fee ratio:  core noninterest income / (net interest income + core noninterest income)
**Core efficiency ratio:  core noninterest expense / (net interest income + core noninterest income)

Reconciliation of Core Net Income

$ in millions
Quarter Quarter Quarter Quarter Quarter Quarter
Ended Ended Ended Ended Ended Ended
3Q13 3Q13 2Q13 2Q13 3Q12 3Q12
$11.4 $11.4 $9.4 $9.4 $37.8 $37.8
Pre-Tax After-tax Pre-Tax After-tax Pre-Tax After-tax
Non-Interest Income
    Security gains 0.1                0.1                (0.2)               (0.1)               (4.9)                 (3.0)
Non-Interest Expense
1.1                0.7                1.3                0.8                4.3                   2.6
-                  -                  0.1                0.1                3.2                   1.9
(0.8)               (0.8)               0.4                0.4                (0.1)                 (0.1)
-                  -                  -                  -                  1.5                   1.5
1.6                1.6                -                  -                  -                     (34.0)
(0.4)               (0.3)               -                  -                  3.0                   1.8
Tax effect of adjustments* (0.3)               N/A (0.4)               N/A (36.3)               N/A
$12.7 $12.7 $10.6 $10.6 $8.5 $8.5
Average Assets $6,681 $6,964 $6,199
Tangible Common Equity $951 $945 $996
**Core ROAA 0.76% 0.61% 0.55%
***Core ROTCE 5.3% 4.5% 3.4%
*Tax effected at an income tax rate of 39%
**Core ROAA:  Annualized core net income / average assets
***Core ROTCE:  Annualized core net income / tangible common equity
Net income
Adjustments
Core Net Income
Non-cash equity compensation*
Conversion and severance expense
(conversion and salary / employee benefits)*
Tax adjustment
CVR (other expense)
Legal and merger (professional fees)
Loss on extinguishment of debt*